Explanation of Responses

Name:	Citadel L P

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

CITADEL LIMITED PARTNERSHIP

By:  Citadel Investment Group, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group, L.L.C.

Address:	131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

CITADEL INVESTMENT GROUP, L.L.C.

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Equity Fund Ltd.

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

CITADEL EQUITY FUND LTD.

By:  Citadel Limited Partnership,
its Portfolio Manager

By:  Citadel Investment Group, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Kenneth Griffin

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

KENNETH GRIFFIN

By:  /s/ John C. Nagel
John C. Nagel, attorney-in-fact*

___________________
*  John C. Nagel is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 24, 2006, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G for Morgans Hotel Group Co.

JOINT FILER INFORMATION

Name:	Citadel Advisors LLC

Address:	c/o Citadel Investment Group II, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

CITADEL ADVISORS LLC

By:  Citadel Holdings II LP,
its managing member

By:  Citadel Investment Group II, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Holdings I LP

Address:	c/o Citadel Investment Group II, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

CITADEL HOLDINGS I LP

By:  Citadel Investment Group II, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Holdings II LP

Address:	c/o Citadel Investment Group II, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

CITADEL HOLDINGS II LP

By:  Citadel Investment Group II, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Derivatives Group, LLC

Address:	c/o Citadel Investment Group II, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

CITADEL DERIVATIVES GROUP LLC

By:  Citadel Limited Partnership,
its Portfolio Manager

By:  Citadel Investment Group, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Derivatives Trading Ltd.

Address:	c/o Citadel Investment Group II, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

CITADEL DERIVATIVES TRADING LTD.

By:  Citadel Limited Partnership,
its Portfolio Manager

By:  Citadel Investment Group, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group II, L.L.C.

Address:	131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	Huntsman Corporation [HUN]

Date of Event	09/02/2008
Requiring Statement:

CITADEL INVESTMENT GROUP II, L.L.C.

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory